Exhibit 32.1

QUEST RESOURCE CORPORATION

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Quest Resource Corporation (the “Company”) on Form 10-KSB/A for the period ended May 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Douglas L. Lamb, Co-Chief Executive Officer and President, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Douglas L. Lamb
Douglas L. Lamb
Co-Chief Executive Officer and President
September 07, 2004